                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998
                                               /s/ Richard T. Burke
                                       -----------------------------------
                                                 Richard T. Burke

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998

                                               /s/ James A. Johnson
                                       -----------------------------------
                                                 James A. Johnson

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998
                                              /s/ Thomas H. Kean
                                       -----------------------------------
                                                  Thomas H. Kean

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998

                                           /s/ Douglas W. Leatherdale
                                       -----------------------------------
                                              Douglas W. Leatherdale

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998

                                              /s/ Walter F. Mondale
                                       -----------------------------------
                                                 Walter F. Mondale

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998

                                              /s/ Mary O. Mundinger
                                       -----------------------------------
                                                 Mary O. Mundinger

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998

                                              /s/ Robert L. Ryan
                                       -----------------------------------
                                                 Robert L. Ryan

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998

                                              /s/ William G. Spears
                                       -----------------------------------
                                                 William G. Spears

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale by certain shareholders of United HealthCare as expressly named in such Registration Statement of shares of Common Stock of United HealthCare Corporation, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 1998
                                              /s/ Gail R. Wilensky
                                       -----------------------------------
                                                 Gail R. Wilensky